One Global ETF

Formerly The Future Fund Active ETF

(Symbol: FFND)

Exchange: NYSE Arca, Inc.

Supplement dated March 20, 2026
to the Prospectus dated September 29, 2025

Effective immediately, the fee table and the expense example for the Fund in the prospectus are deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.50%
Other Expenses	0.93%
Total Annual Fund Operating Expenses	1.43%
Fee Waiver and Expense Reimbursements(2)	(0.43)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursements	1.00%

(1)	Restated to reflect current fees. The advisory fee for the Fund is 0.50% on the first $200,000,000 of net assets, 0.45% on net assets between $200,000,001 - $500,000,000, 0.40% on net assets between $500,000,001 - $1,000,000,000, and 0.35% on net assets $1,000,000,001 and over.

(2)	Pursuant to an operating expense limitation agreement between The Future Fund, LLC (the “Adviser”) and the Trust, on behalf of the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses for the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short) and extraordinary expenses do not exceed 1.00% of the Fund’s average net assets through September 30, 2026. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees of the Trust. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$102	$410	$741	$1,676

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated September 29, 2025 which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund (toll-free) at 877-466-7090.

Please retain this Supplement for future reference.

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